EXHIBIT 23.1
                                                                      (FORM S-8)

                        CONSENT OF DELOITTE & TOUCHE LLP


INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of OrthoLogic Corp. on Form S-8 of our report dated February 19, 2002, appearing in the Annual Report on Form 10-K of OrthoLogic Corp. for the year ended December 31, 2002.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

Phoenix, Arizona
April 26, 2002